Exhibit 99.01

Shutterfly Announces First Quarter 2009 Financial Results

●	Net revenues increase 5% year-over-year to $36.0 million
●	33rd consecutive quarter of year-over-year net revenue growth
●	GAAP net loss of ($0.25) per diluted share
●	Break-even Adjusted EBITDA1 of $0.1 million

REDWOOD CITY, April 29, 2009 -- Shutterfly, Inc. (NASDAQ:SFLY), the leading Internet-based social expression and personal publishing service, today announced financial results for the three-months ended March 31, 2009.

“Shutterfly delivered solid growth during the first quarter of 2009.  Despite the sluggish economy, our customers continue to use Shutterfly products and services to connect with family and friends,” said President and CEO Jeffrey Housenbold. “We are focused on our strategic imperatives and making smart investments to increase net revenues, free cash flows and long term shareholder value.”

First Quarter 2009 Financial Highlights

●	Net revenues totaled $36.0 million, a 5% year-over-year increase.
●	Q1 2009 represents the 33rd consecutive quarter of year-over-year net revenue growth.
●	Personalized Products & Services2 net revenues totaled $22.0 million, a 19% year-over-year increase.
●	Personalized Products & Services net revenues represented 61% of total net revenues.
●	Net revenues from Prints declined 12% year-over-year, to $14.0 million.
●	Commercial print net revenues totaled $0.7 million.
●	Existing customers generated 79% of total net revenues.
●	Gross profit margin was 45% of net revenues, compared to 48% in the first quarter of 2008.
●	Operating expenses, excluding $2.7 million of stock-based compensation, totaled $23.0 million.
●	GAAP net loss was ($6.2) million, compared to a net loss of ($3.6) million in the first quarter of 2008.
●	GAAP net loss per diluted share was ($0.25), compared to ($0.15) in the first quarter of 2008.
●	Adjusted EBITDA was $0.1 million, compared to ($0.7) million in the first quarter of 2008.
●	At March 31, 2009, the Company had $65.9 million in cash and cash equivalents and $52.3 million of long-term investments.

 First Quarter 2009 Operating Metrics

●	Transacting customers totaled 888,000, a (1%) decrease over the first quarter of 2008.
●	Orders totaled 1.5 million, a (9%) decrease over the first quarter of 2008.
●	Average order value was $24.48, a 15% increase over the first quarter of 2008.

Recent Operating Highlights

●	Expanded Cards and Stationery offering to include: non-photo invitations, thank you cards and gift tags.
●	Launched Shutterfly for iPhone, a free mobile application enabling the power to upload, view and share memories.
●	Optimized and redesigned our website home and registration pages to increase customer registration and conversion.
●	Awarded National Parenting Center “Seal of Approval.”
●	Honored by iParenting for our CenterStage Story Books.
●	Shutterfly now integrated as default print option in Adobe Photoshop Elements 6 & 7®, Photoshop Album Starter Edition ® and Photoshop.com®.

Business Outlook

The Company's current financial expectations for the second quarter and the full year 2009 are as follows:

Second Quarter 2009:

●	Net revenues to range from $34 million to $37 million, a year-over-year change of (4%) to 4%.
●	GAAP gross profit margins to range from 45% to 47% of net revenues.
●	Non-GAAP gross profit margins to range from 47% to 49% of net revenues.
●	GAAP operating loss to range from ($13) million to ($11) million.
●	Non-GAAP operating loss to range from ($10) million to ($8) million.
●	GAAP effective tax rate to range from 40% to 67%.
●	Non-GAAP effective tax rate to range from (10%) to 32%.
●	GAAP diluted net loss per share to range from ($0.30) to ($0.14).
●	Non-GAAP diluted net loss per share to range from ($0.41) to ($0.20).
●	Weighted average diluted shares of approximately 25.2 million.
●	Adjusted EBITDA to range from ($3.0) million to ($1.0) million.

Full Year 2009:

●	Net revenues to range from $195 million to $215 million, a year-over-year change of (9%) to 1%.
●	GAAP gross profit margins to range from 51% to 53% of net revenues.
●	Non-GAAP gross profit margins to range from 52% to 54% of net revenues.
●	GAAP operating loss to range from ($13) million to ($2) million.
●	Non-GAAP operating income to range from $1 million to $13 million.
●	GAAP effective tax rate to range from 40% to 67%.
●	Non-GAAP effective tax rate to range from (10%) to 32%.
●	GAAP diluted net loss per share to range from a net loss of ($0.29) to ($0.01).
●	Non-GAAP diluted net income per share to range from $0.09 to $0.35.
●	Weighted average diluted shares of approximately 25.4 million.
●	Adjusted EBITDA to range from 14% to 18% of net revenues.
●	Capital expenditures to range from 11% to 12% of net revenues.

The foregoing financial guidance replaces any of the Company’s previously issued guidance and all such previous guidance should no longer be relied upon.

First Quarter 2009 Conference Call

Management will review the first quarter 2009 financial results and its expectations for the second quarter and full year 2009 at a conference call on Wednesday, April 29, 2009 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time).  To listen to the call and view the accompanying slides, please visit http://www.shutterfly.com. In the Investor Relations area, found in the "About Us" section, click on the link provided for the webcast, or dial 877-591-4956.  The webcast, as well as a podcast, will be archived and available at http://www.shutterfly.com.  A replay of the conference call will be available through Wednesday, May 13, 2009. To hear the replay, please dial 719-457-0820, replay passcode 2835574.

About Non-GAAP Financial Information

The accompanying press release dated April 29, 2009, contains certain non-GAAP financial measures.  Tables are provided in the press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP).  These non-GAAP financial measures include non-GAAP gross margins, non-GAAP operating income (loss) and the related operating income (loss) margins, non-GAAP income (loss) per share, adjusted EBITDA and free cash flow.   When used in connection with historical results and forward-looking guidance, the non-GAAP financial measure Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation while free cash flow is defined as Adjusted EBITDA less purchases of property and equipment and capitalization of software and website development costs. For more information, please see Shutterfly's SEC Filings.

To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.

Notice Regarding Forward-Looking Statements

This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include all statements regarding the Company's financial expectations for the first quarter and full year 2009 set forth under the caption "Business Outlook." The Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, economic downturns and the general state of the economy, our ability to expand our customer base; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our ability to develop on a timely basis, as well as consumer acceptance of, new products and services; our ability to develop additional adjacent lines of business;  unforeseen changes in expense levels; and competition, which could lead to pricing pressure. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" sections of the Company's Form 10-K for the year ended December 31, 2008, and the Company's other filings, which are available on the Securities and Exchange Commission's Web site at www.sec.gov. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information.

# # #

About Shutterfly
Founded in 1999, Shutterfly, Inc. is an Internet-based social expression and personal publishing service.  Shutterfly provides high quality products and world class services that make it easy, convenient and fun for consumers to preserve their digital photos in a creative and thoughtful manner.  Shutterfly's flagship product is its award-winning Photo Book line, which helps consumers celebrate memories and tell their stories in professionally bound coffee table books.  More information about Shutterfly (NASDAQ:SFLY) is available at www.shutterfly.com.  Shutterfly and Shutterfly.com are trademarks of Shutterfly, Inc.

Contacts Media Relations: Gretchen Sloan, 650-610-5276 gsloan@shutterfly.com	Investor Relations: John Kaelle, 650-610-3541 jkaelle@shutterfly.com

1 Adjusted EBITDA is a non-GAAP financial measure that the Company defines as earnings before interest, taxes, depreciation, amortization and stock-based compensation.

2 Personalized Products and Services revenues primarily include photo books, stationery and folded greeting cards, calendars, photo-based merchandise, advertising and commercial printing.

Shutterfly, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)
	Three Months Ended
	March 31,
	2009	2008

Net revenues	$36,012	$34,338
Cost of net revenues (1)	19,672	17,929
Gross profit	16,340	16,409
Operating expenses (1):
Technology and development	10,994	9,164
Sales and marketing	7,797	8,055
General and administrative	6,945	7,621
Total operating expenses	25,736	24,840
Loss from operations	(9,396)	(8,431)
Interest expense	(88)	(28)
Interest and other income, net	324	1,347
Loss before income taxes	(9,160)	(7,112)
Provision for income taxes	2,928	3,473
Net loss	$(6,232)	$(3,639)

Net loss per share:
Basic and diluted	$(0.25)	$(0.15)

Weighted-average shares:
Basic and diluted	25,148	24,949

(1) Stock-based compensation is allocated as follows:

Cost of net revenues	$95	$84
Technology and development	633	391
Sales and marketing	716	411
General and administrative	1,360	932
	$2,804	$1,818

Shutterfly, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except par value amounts)
(Unaudited)

	March 31,	December 31,
	2009	2008

ASSETS
Current assets:
Cash and cash equivalents	$65,874	$88,164
Accounts receivable, net	3,287	5,992
Inventories	3,128	3,610
Deferred tax asset, current portion	956	1,194
Prepaid expenses and other current assets	9,646	4,749
Total current assets	82,891	103,709
Long-term investments	52,250	52,250
Property and equipment, net	47,083	48,006
Goodwill and intangible assets, net	14,090	14,547
Deferred tax asset, net of current portion	9,971	11,877
Other assets	2,754	2,417
Total assets	$209,039	$232,806

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,664	$11,214
Accrued liabilities	10,811	24,712
Deferred revenue	8,970	9,461
Current portion of capital lease obligations	35	90
Total current liabilities	24,480	45,477
Other liabilities	1,419	1,001
Capital lease obligations, less current portion	12	17
Total liabilities	25,911	46,495
Stockholders' equity
Common stock, $0.0001 par value; 100,000 shares authorized; 25,162 and 25,138 shares issued and outstanding on March 31, 2009 and December 31, 2008, respectively	2	2
Additional paid-in-capital	205,042	201,993
Accumulated deficit	(21,916)	(15,684)
Total stockholders' equity	183,128	186,311
Total liabilities and stockholders' equity	$209,039	$232,806

Shutterfly, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
	Three Months Ended
	March 31,
	2009	2008

Cash flows from operating activities:
Net loss	$(6,232)	$(3,639)
Adjustments to reconcile net income to net cash used by operating activities:
Depreciation and amortization	6,249	5,428
Amortization of intangible assets	457	457
Stock-based compensation	2,804	1,818
Loss on disposal of property and equipment	13	(8)
Deferred income taxes	1,961	(2,981)
Changes in operating assets and liabilities:
Accounts receivable, net	2,705	1,754
Inventories	482	772
Prepaid expenses and other current assets	(4,671)	624
Other assets	(337)	(4)
Accounts payable	(7,786)	(5,519)
Accrued and other liabilities	(14,412)	(10,596)
Deferred revenue	(491)	(136)
Net cash used by operating activities	(19,258)	(12,030)

Cash flows from investing activities:
Purchases of property and equipment	(2,150)	(7,930)
Capitalization of software and website development costs	(824)	(848)
Acquisition of business, net of cash acquired	-	(10,101)
Proceeds from sale of short term investments	-	3,002
Proceeds from sale of equipment	-	6
Purchase of auction rate securities	-	(52,250)
Net cash used in investing activities	(2,974)	(68,121)

Cash flows from financing activities:
Principal payments of capital lease obligations	(59)	(201)
Proceeds from issuance of common stock upon exercise of stock options	57	592
Shares withheld for payment of employee's withholding tax liability	(56)	-
Net cash (used in) provided by financing activities	(58)	391

Net increase in cash and cash equivalents	(22,290)	(79,760)
Cash and cash equivalents, beginning of period	88,164	122,582
Cash and cash equivalents, end of period	$65,874	$42,822

Supplemental schedule of non-cash investing activities
Net change in accrued purchases of property and equipment	$2,008	$-

Shutterfly, Inc.
User Metrics Disclosure

	Three Months Ended
	March 31,
	2009		2008

User Metrics

Customers	887,699		895,257
year-over-year growth	(1)%		29%

Orders	1,471,352		1,617,127
year-over-year growth	(9)%		26%

Average order value	$24.48		$21.23
year-over-year growth	15%		2%

Average orders per customer	1.7	x	1.8	x

Shutterfly, Inc.
Reconciliation of Forward-Looking Guidance for Non-GAAP Financial Measures to GAAP Measures
(In millions, except per share amounts)

Forward-Looking Guidance
GAAP						Non-GAAP
Range of Estimate			Adjustments			Range of Estimate
From		To	From	To		From	To

Three Months Ending June 30, 2009

Net revenues	$34.0	$37.0	-	-		$34.0	$37.0
Gross profit margin	45%	47%	2%		[a]	47%	49%
Operating loss	$(13)	$(11)	$3		[b]	$(10)	$(8)
Operating margin	(38)%	(30)%	9%	8%	[b]	(29)%	(22)%

Stock-based compensation	$2.7	$2.7	$2.7	$2.7		-	-
Amortization of intangible assets	$0.5	$0.5	$0.5	$0.5		-	-

Adjusted EBITDA*						$(3.0)	$(1.0)

Diluted loss per share	$(0.30)	$(0.14)	$(0.11)	$(0.06)	[c]	$(0.41)	$(0.20)
Diluted shares	25.2	25.2	-	-		25.2	25.2
Effective tax rate	40%	67%	(50)%	(35)%	[d]	(10)%	32%

Twelve Months Ending December 31, 2009

Net revenues	$195.0	$215.0	-	-		$195.0	$215.0
Gross profit margin	51%	53%	1%		[e]	52%	54%
Operating income (loss)	$(13)	$(2)	$14		[f]	$1	$13
Operating margin	(7)%	(1)%	(7)%	(7)%	[f]	1%	6%

Stock-based compensation	$12.4	$12.4	$12.4	$12.4		-	-
Amortization of intangible assets	$1.9	$1.9	$1.9	$1.9		-	-

Adjusted EBITDA*						$27	$39
Adjusted EBITDA* margin						14%	18%

Diluted earnings (loss) per share	$(0.29)	$(0.01)	$0.38	$0.36	[g]	$0.09	$0.35
Diluted shares	25.4	25.4	-	-		26.7	26.7
Effective tax rate	40%	67%	(50)%	(35)%	[h]	(10)%	32%

Capital expenditures as % of net revenues	12%	11%				12%	11%

* Adjusted EBITDA is a non-GAAP financial measure defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation.
[a] Reflects estimated adjustments for stock-based compensation expense of approximately $100k and amortization of purchased intangible assets of approximately $500k.
[b] Reflects estimated adjustments for stock-based compensation expense of approximately $2.7 million and amortization of purchased intangible assets of approximately $500k.
[c] Reflects the estimated adjustments in item [b] and the income tax impact related to these adjustments.
[d] Reflects the estimated adjustments to the effective tax rate based on the adjustments in item [b].
[e] Reflects estimated adjustments for stock-based compensation expense of approximately $500k and amortization of purchased intangible assets of approximately $1.9 million.
[f] Reflects estimated adjustments for stock-based compensation expense of approximately $12.4 million and amortization of purchased intangible assets of approximately $1.9 million.
[g] Reflects the estimated adjustments in item [f] and the income tax impact related to these adjustments.
[h] Reflects the estimated adjustments to the effective tax rate based on the adjustments in item [f].

Shutterfly, Inc.
Reconciliation of GAAP Gross Profit Margin to Non-GAAP Gross Profit Margin
(In thousands)
(Unaudited)

	Three months ended,					Year Ended,
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2008	2008	2008	2008	2009	2008

GAAP gross profit	$16,409	$18,067	$17,523	$65,322	$16,340	$117,321
Stock-based compensation expense within cost of net revenues	84	92	88	53	95	317
Amortization of intangible assets within cost of net revenues	367	367	367	368	367	1,469
Non-GAAP gross profit	$16,860	$18,526	$17,978	$65,743	$16,802	$119,107

Non-GAAP gross profit margin	49%	52%	50%	61%	47%	56%

Shutterfly, Inc.
Reconciliation of GAAP Operating Margin to Non-GAAP Operating Margin
(In thousands)
(Unaudited)	Three months ended,					Year Ended,
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2008	2008	2008	2008	2009	2008

GAAP operating income (loss)	$(8,431)	$(7,939)	$(8,981)	$29,079	$(9,396)	$3,728
Stock-based compensation expense	1,818	2,088	2,430	2,292	2,804	8,628
Amortization of intangible assets	457	457	457	456	457	1,827
Non-GAAP operating income (loss)	$(6,156)	$(5,394)	$(6,094)	$31,827	$(6,135)	$14,183

Non-GAAP operating margin	(18)%	(15)%	(17)%	30%	(17)%	7%

Shutterfly, Inc.
Reconciliation of GAAP Net Income to Non-GAAP Net Income
(In thousands)
(Unaudited)	Three months ended,					Year Ended,
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2008	2008	2008	2008	2009	2008

GAAP net income (loss)	$(3,639)	$(4,017)	$(2,711)	$14,928	$(6,232)	$4,561
Stock-based compensation expense	1,818	2,088	2,430	2,292	2,804	8,628
Amortization of intangible assets	457	457	457	456	457	1,827
Income taxes associated with certain non-GAAP entries	(1,587)	(1,419)	(3,045)	2,912	(1,168)	(3,139)
Non-GAAP net income (loss)	$(2,951)	$(2,891)	$(2,869)	$20,588	$(4,139)	$11,877

Diluted net income per share:
GAAP	$(0.15)	$(0.16)	$(0.11)	$0.59	$(0.25)	$0.18
Non-GAAP	$(0.12)	$(0.12)	$(0.11)	$0.81	$(0.16)	$0.46

Shares used in GAAP and non-GAAP diluted net income per-share calculation	24,949	25,045	25,067	25,455	25,148	25,787

Shutterfly, Inc.
Reconciliation of GAAP to Non-GAAP Effective Tax Rate
(In thousands)
(Unaudited)	Three months ended,					Year Ended,
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2008	2008	2008	2008	2009	2008

GAAP benefit (provision) for income taxes	$3,473	$3,267	$5,915	$(14,447)	$2,928	$(1,792)
Income taxes associated with certain non-GAAP entries	(1,587)	(1,419)	(3,045)	2,912	(1,168)	(3,139)

Non-GAAP benefit (provision) for income taxes	$1,886	$1,848	$2,870	$(11,535)	$1,760	$(4,931)

GAAP income (loss) before income taxes	$(7,112)	$(7,284)	$(8,626)	$29,375	$(9,160)	$6,353
Stock-based compensation expense	1,818	2,088	2,430	2,292	2,804	8,628
Amortization of intangible assets	457	457	457	456	457	1,827
Non-GAAP income (loss) before income taxes	$(4,837)	$(4,739)	$(5,739)	$32,123	$(5,899)	$16,808

GAAP Effective tax rate	49%	45%	69%	49%	32%	28%

Non-GAAP effective tax rate	39%	39%	50%	36%	30%	29%

Shutterfly, Inc.
Reconciliation of Non-GAAP Adjusted EBITDA
(In thousands)
(Unaudited)
	Three months ended,					Year Ended,
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2008	2008	2008	2008	2009	2008

Income (loss) from Operations	$(8,431)	$(7,939)	$(8,981)	$29,079	$(9,396)	$3,728
Add back:
Depreciation and amortization	5,885	6,266	6,682	7,205	6,706	26,038
Stock-based compensation expense	1,818	2,088	2,430	2,292	2,804	8,628
Non-GAAP Adjusted EBITDA	$(728)	$415	$131	$38,576	$114	$38,394

Shutterfly, Inc.
Reconciliation of Non-GAAP Adjusted EBITDA to Free Cash Flows
(In thousands)
(Unaudited)	Three months ended,					Year Ended,
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2008	2008	2008	2008	2009	2008

Non-GAAP Adjusted EBITDA	$(728)	$415	$131	$38,576	$114	$38,394
Less: Purchases of property and equipment	(7,930)	(3,840)	(4,990)	(1,460)	(4,158)	(18,220)
Less: Capitalized software and development costs	(848)	(1,410)	(981)	(1,288)	(824)	(4,527)
Free cash flows	$(9,506)	$(4,835)	$(5,840)	$35,828	$(4,868)	$15,647